UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2007

International Gold Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware		000-50103
71-911780705
(State or other jurisdiction of incorporation)		(Commission File Number)
(IRS Employer Identification No.)

7200 S. Alton Way, Suite B-230 Centennial, CO
80112
(Address of principal executive offices)
(Zip Code)

(303) 936-1300

(Company’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

On July 24, 2007, International Gold Resources, Inc. (the “Company”) (Pink Sheets:  IGRU), a Delaware Corporation, issued 2,000,000 warrants to CRT Capital Group, L.L.C. in exchange for financial advisory and investment banking services.  Each warrant provides the right to purchase one (1) unregistered share of the Company’s Common Stock at an exercise price of $0.49 per share.  The warrants shall become exercisable over a six (6) month period, with 1,000,000 of the warrants vesting on July 24, 2007, 500,000 of the warrants vesting on October 24, 2007, and 500,000 of the warrants vesting on January 24, 2008.  No underwriting discounts or commissions were paid in connection with this transaction.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On August 31, 2007, the Company issued the following warrants, each warrant provides the right to purchase one (1) unregistered share of Common Stock at an exercise price of $0.50 per share, to the following individuals as part of their initial compensation packages:  1,000,000 warrants to David Francisco, the newly appointed Chairman of the Board of Directors of the Company, with 500,000 of the warrants vesting on September 1, 2008 and 500,000 of the warrants vesting on September 1, 2009; 1,000,000 warrants to Rodolfo Michels, the newly appointed Vice President of Brazil Operations, with 500,000 of the warrants vesting on September 1, 2008 and 500,000 of the warrants vesting on September 1, 2009; and 300,000 warrants to Berenice Arroyo, the newly appointed Office Manager, with 300,000 of the warrants vesting on September 1, 2007.  All of these warrants expire on August 31, 2012 and contain a cashless exercise feature.  No underwriting discounts or commissions were paid in connection with these transactions.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

On September 7, 2007, the Company issued 4,300,000 warrants to accredited investors.  These warrants were issued as required by the terms of the April 30, 2007 private placement where the Company sold 4,300,000 unregistered shares of Common Stock to accredited investors at $0.25 per share of Common Stock or $1,075,000 in the aggregate.  Along with each share of unregistered Common Stock purchased, such investors were to receive one (1) warrant that provides the right to purchase one (1) unregistered share of the Company’s Common Stock at an exercise price of $0.50 per share.  Each warrant is immediately exercisable and expires on April 29, 2008.  No underwriting discounts or commissions were paid in connection with these transactions.  The Company issued the foregoing securities in reliance on Section 4(2) of the Securities Act of 1933, as amended, based on the identity and number of investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Gold Resources, Inc.

By:  /s/ J. Roland Vetter

J. Roland Vetter

President and Chief Financial Officer

Dated:  September 7, 2007